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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): October 30, 2002


                  CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-
                  26, Mortgage Pass-Through Certificates, Series
                  2002-26).


                                   CWMBS, INC.
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                              333-100418                               95-4449516
    -------------------------------             ------------------                    -----------------------
     (State of Other Jurisdiction                 (Commission                            (I.R.S. Employer
           of Incorporation)                       File Number)                           Identification No.)

          4500 Park Granada
         Calabasas, California                                  91302
      -------------------------                         ---------------------
        (Address of Principal                                 (Zip Code)
          Executive Offices)



        Registrant's telephone number, including area code (818) 225-3240
                                                           ----- --------


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Item 5.       Other Events.
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Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-26, MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "MORGAN STANLEY Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-26, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided MORGAN STANLEY and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the MORGAN STANLEY Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The MORGAN STANLEY Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated October 30, 2002. The CSC Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated October 30, 2002.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 28, 2002 and the prospectus supplement dated October 28, 2002 of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-26.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1 MORGAN STANLEY Computational Materials filed on Form SE dated October 30, 2002

    99.2  CSC Computational Materials filed on Form SE dated October 30, 2002

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWMBS, INC.




                                                    By: /s/ Darren Bigby
                                                    Darren Bigby
                                                    Vice President


Dated:  October 30, 2002

                                 Exhibit Index



Exhibit                                                                   Page

99.1     MORGAN STANLEY Computational Materials filed on Form SE dated      6
         October 30, 2002.

99.2     CSC Computational Materials filed on Form SE dated                 7
         October 30, 2002.

                                 EXHIBIT 99.1

MORGAN STANLEY Computational Materials filed on Form SE dated October 30, 2002.

                                 EXHIBIT 99.2

     CSC Computational Materials filed on Form SE dated October 30, 2002.


                                       7